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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 22, 1997


                         FLOWSERVE CORPORATION
    (Exact name of registrant (formerly Durco International, Inc.)
                     as specified in its charter)



   NEW YORK                     0-325                31-0267900
(State or other jurisdiction (Commission File       (IRS Employer
 of incorporation)              Number)           Identification No.)


                        3100 Research Boulevard
                              Dayton, OH
               (address of principal executive offices)



Registrant's telephone number, including area code:  (513) 476-6100

                                  N/A
     (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

          On July 22, 1997, Flowserve issued a press release relating to the completion of the merger with BW/IP, Inc. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial statements of businesses acquired:

             Not applicable.

             (b) Pro forma financial information:

             Not applicable.

             (c) Exhibits:



   EXHIBIT
     NO.                           DESCRIPTION
   -------                         -----------

     99.1        Press Release issued by Flowserve on July 22, 1997.
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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 24, 1997         FLOWSERVE CORPORATION



                                 By:  /s/Ronald F. Shuff
                                      ------------------
                                      Vice President, Secretary
                                      and General Counsel

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                             EXHIBIT INDEX


     The following exhibits are filed herewith:


    EXHIBIT
      NO.                        DESCRIPTION
    -------                      -----------

     99.1       Press Release issued by Flowserve on July 22, 1997.